UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

  FORM 8-K

  CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 30, 2022

Woodbridge Liquidation Trust

(Exact name of registrant as specified in its charter)

Delaware	No. 000-56115	36-7730868
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

201 N. Brand Blvd., Suite M Glendale, California	91203
(Address of principal executive offices)	(Zip Code)

(310) 765-1550

  (Registrant’s telephone number, including area code)

  N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company   ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 –	Entry into a Material Definitive Agreement

Amendment of Wind-Down Entity’s LLC Agreement

On November 30, 2022, the registrant, as sole member of its subsidiary Woodbridge Wind-Down Entity LLC (the “Wind-Down Entity”), entered into a First Amendment to Limited Liability Company Agreement of the Wind-Down Entity (the “LLC Agreement Amendment”).  Pursuant to the LLC Agreement Amendment, the number of members of the Board of Managers of the Wind-Down Entity (the “WDE Board”) has been reduced from three to two, effective upon the resignation of Frederick Chin from the WDE Board on December 31, 2022.  Following such resignation, the WDE Board will be composed of its two existing members Richard Nevins and M. Freddie Reiss.

Part-Time Employment Agreements

On November 30, 2022, the Wind-Down Entity entered into Part-Time Employment Agreements with two of its executive officers:  its Chief Financial Officer Marion W. Fong (the “Fong Part-Time Agreement”) and its Chief Operating Officer and Chief Investment Officer David Mark Kemper II (the “Kemper Part-Time Agreement”). The Part-Time Agreements were entered into in order to consolidate management functions and reduce management costs in light of the substantially reduced real estate portfolio.

Fong Part-Time Agreement.  Pursuant to the Fong Part-Time Agreement, the Wind-Down Entity has agreed to employ Ms. Fong on a part-time, nonexclusive basis as the Wind-Down Entity’s Chief Executive Officer and Chief Financial Officer effective January 1, 2023.  Ms. Fong’s current, full-time employment as Chief Financial Officer of the Wind-Down Entity continues to be governed by her existing employment agreement with the Wind-Down Entity through December 31, 2022, at which time her employment under such agreement will terminate.

The Fong Part-Time Agreement establishes an initial term of part-time employment commencing on January 1, 2023 and expiring on December 31, 2023, unless terminated earlier.  The initial term thereafter is subject to automatic renewal until terminated.  The Fong Part-Time Agreement sets forth Ms. Fong’s duties as Chief Executive Officer and Chief Financial Officer and her compensation and rights to reimbursement of costs and expenses and indemnification.  The Fong Part-Time Agreement is terminable by the death of Ms. Fong or by either the Wind-Down Entity or Ms. Fong at any time and for any reason on at least 30 days’ advance written notice.

Kemper Part-Time Agreement.  Pursuant to the Kemper Part-Time Agreement, the Wind-Down Entity has agreed to employ Mr. Kemper on a part-time, nonexclusive basis as the Wind-Down Entity’s Chief Operating Officer effective January 1, 2023.  Mr. Kemper’s current, full-time employment as Chief Operating Officer and Chief Investment Officer continues to be governed by his existing employment agreement with the Wind-Down Entity through December 31, 2022, at which time his employment under such agreement will terminate.

The Kemper Part-Time Agreement establishes an initial term of part-time employment commencing on January 1, 2023 and expiring on December 31, 2023, unless terminated earlier.  The initial term thereafter is subject to automatic renewal until terminated.  The Kemper Part-Time Agreement sets forth Mr. Kemper’s duties as Chief Operating Officer and his compensation and rights to reimbursement of costs and expenses and indemnification.  The Kemper Part-Time Agreement is terminable by the death of Mr. Kemper or by either the Wind-Down Entity or Mr. Kemper at any time and for any reason on at least 30 days’ advance written notice.

Item 5.02 –	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Resignation of Current CEO.  On November 30, 2022, Frederick Chin gave notice of resignation as Chief Executive Officer of the Wind-Down Entity and notice of termination of his employment under his Part-Time Employment Agreement with the Wind-Down Entity (the “Chin Agreement”), with such resignation and termination of employment to be effective as of December 31, 2022.  The notices were given in order to consolidate management functions and reduce management costs in light of the substantially reduced real estate portfolio.  Pursuant to the Chin Agreement, Mr. Chin is entitled, upon termination of his employment, to receive his salary at the monthly rate of $50,000 prorated to the effective date of termination and employee benefits through the effective date of termination.

Appointment of New CEO/CFO.  On November 30, 2022 the WDE Board appointed Marion W. Fong as the Wind-Down Entity’s Chief Executive Officer, effective January 1, 2023.  Ms. Fong, age 58, is currently the Chief Financial Officer of the Wind-Down Entity and its subsidiaries, a position in which she has served since February 2019.  Ms. Fong is the founder and principal of Mariposa Real Estate Advisors, LLC (January 2001 to present), which provides real estate financial consulting services to public and private real estate companies, institutional investors, developers, operators and lenders. Ms. Fong has over 30 years’ experience in the real estate industry, including knowledge of many aspects of real estate development, acquisitions, dispositions, transaction structuring, workouts and restructuring and capital access. Ms. Fong was a partner in the Real Estate Advisory Service Group of Ernst & Young LLP and was a Senior Manager at Kenneth Leventhal & Company. Ms. Fong was admitted to the Counselors of Real Estate in 2000 and earned her Bachelor of Arts in Economics from Occidental College.

Compensatory Arrangements for New CEO/CFO.  As described in Item 1.01 above, the Wind-Down Entity has entered into the Fong Part-Time Agreement with its Chief Financial Officer Marion W. Fong.  Under the Fong Part-Time Agreement, commencing January 1, 2023 Ms. Fong on a part-time, nonexclusive basis will continue to serve as the Wind-Down Entity’s Chief Financial Officer and will commence service as the Wind-Down Entity’s Chief Executive Officer.  In the Fong Part-Time Agreement, the Wind-Down Entity acknowledges Ms. Fong’s entitlement to receipt, on January 2, 2023 or as soon as thereafter as reasonably practicable, of the retention bonus and the wind-down bonus to which she is entitled under her prior employment agreement with the Wind-Down Entity and to accrued but unused vacation time as of December 31, 2022.   In the Fong Part-Time Agreement, Ms. Fong acknowledges that she will not receive a discretionary bonus for the period commencing January 1, 2022 through the date of termination of her employment under her previous employment agreement with the Wind-Down Entity.

As Chief Executive Officer and Chief Financial Officer, Ms. Fong is required to devote at least 30 hours a week to the Wind-Down Entity on a non-exclusive basis and will be entitled to a monthly salary of $35,000.  Ms. Fong will not be entitled to participate in any bonus program in respect of periods after January 1, 2023 or to accrue any paid vacation.  Ms. Fong will be entitled to participate in the Wind-Down Entity’s health, dental, vision and life insurance benefit plans.  Upon any termination of Ms. Fong’s employment under the Fong Part-Time Agreement, Ms. Fong is entitled to receive salary prorated to the effective date of termination and employee benefits through the effective date of termination (but not thereafter).  Additionally, if Ms. Fong’s employment under the Fong Part-Time Agreement is terminated prior to December 31, 2023 either by the Company without Cause (as defined in the Fong Part-Time Agreement) or by Ms. Fong for Good Reason (as defined in the Fong Part-Time Agreement), Ms. Fong is entitled to receive a payment upon such termination equal to her monthly salary multiplied by the number of months between the date of such termination and December 31, 2023 (pro-rated for any partial months).

Elimination of CIO.  As described in Item 1.01 above, the Wind-Down Entity has entered into the Kemper Part-Time Agreement with its Chief Operating Officer and Chief Investment Officer David Mark Kemper II.  In connection with the Kemper Part-Time Agreement, on November 30, 2022, the WDE Board removed Mr. Kemper as the Wind-Down Entity’s Chief Investment Officer, effective as of December 31, 2022. The Wind-Down Entity has no current plans to fill this position.

Compensatory Arrangements for COO.  As described in Item 1.01 above, the Wind-Down Entity has entered into the Kemper Part-Time Agreement with its Chief Operating Officer and Chief Investment Officer David Mark Kemper II.  Pursuant to the Kemper Part-Time Agreement, commencing January 1, 2023 Mr. Kemper will cease to be obligated to provide any services as Chief Investment Officer and, on a part-time, nonexclusive basis, will continue to serve as the Wind-Down Entity’s Chief Operating Officer.  In the Kemper Part-Time Agreement, the Wind-Down Entity acknowledges Mr. Kemper’s entitlement to receipt, on January 2, 2023 or as soon as thereafter as reasonably practicable, of the retention bonus and the wind-down bonus to which he is entitled under his prior employment agreement with the Wind-Down Entity and to accrued but unused vacation time as of December 31, 2022.   In the Kemper Part-Time Agreement, Mr. Kemper acknowledges that he will not receive a discretionary bonus for the period commencing January 1, 2022 through the date of termination of his employment under his previous employment agreement with the Wind-Down Entity.

 As Chief Operating Officer, Mr. Kemper is required to devote at least 30 hours a week to the Wind-Down Entity on a non-exclusive basis and will be entitled to a monthly salary of $25,000.  Mr. Kemper will not be entitled to participate in any bonus program in respect of periods after January 1, 2023 or to accrue any paid vacation.  Mr. Kemper will be entitled to participate in the Wind-Down Entity’s health, dental, vision and life insurance benefit plans.  Upon any termination of Mr. Kemper’s employment under the Kemper Part-Time Agreement, Mr. Kemper is entitled to receive salary prorated to the effective date of termination and employee benefits through the effective date of termination (but not thereafter).    Additionally, if Mr. Kemper’s employment under the Kemper Part-Time Agreement is terminated prior to December 31, 2023 either by the Company without Cause (as defined in the Kemper Part-Time Agreement) or by Mr. Kemper for Good Reason (as defined in the Kemper Part-Time Agreement), Mr. Kemper is entitled to receive a payment upon such termination equal to his monthly salary multiplied by the number of months between the date of such termination and December 31, 2023 (pro-rated for any partial months).

 The foregoing descriptions of the LLC Agreement Amendment, the Fong Part-Time Agreement and the Kemper Part-Time Agreement are not intended to be complete summaries of such agreements, and such descriptions are qualified in their entirety by reference to the LLC Agreement Amendment filed herewith as Exhibit 10.1, the Fong Part-Time Agreement filed herewith as Exhibit 10.2, and the Kemper Part-Time Agreement filed herewith as Exhibit 10.3 to this Current Report on Form 8-K.

Item 9.01 –	Financial Statements and Exhibits

(d)	Exhibits

	10.1	First Amendment to Limited Liability Company Agreement of Woodbridge Wind-Down Entity LLC dated November 30, 2022 by Woodbridge Liquidation Trust
	10.2	Part-Time Employment Agreement dated November 30, 2022 between Woodbridge Wind-Down Entity LLC and Marion W. Fong
	10.3	Part-Time Employment Agreement dated November 30, 2022 between Woodbridge Wind-Down Entity LLC and David Mark Kemper II

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Woodbridge Liquidation Trust

Date: December 1, 2022	By:	/s/ Michael I. Goldberg
Michael I. Goldberg,
Liquidation Trustee